Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant customarily and actually treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SECOND AMENDMENT TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF STRATUS BLOCK 150, L.P.

This Second Amendment to the Amended and Restated Limited Partnership Agreement of Stratus Block 150, L.P. (this “Second Amendment”) has been approved by the Limited Partners and is executed by the General Partner to be effective as of January 31, 2026 (the “Effective Date”).
R E C I T A L S:
A.    STRATUS BLOCK 150, L.P., a Texas limited partnership (the “Partnership”), is governed by that certain Amended and Restated Limited Partnership Agreement of Stratus Block 150, L.P. dated effective as of August 31, 2021, as amended by the First Amendment to the Amended and Restated Limited Partnership Agreement of the Partnership dated effective as of March 31, 2022 (the “Existing Partnership Agreement”).
B.    Capitalized terms used in this Second Amendment and not defined in this Second Amendment have the meanings set forth in the Existing Partnership Agreement.
C.    The Partners desire to amend Section 8.2 of the Existing Partnership Agreement to permit certain to permit certain additional transfers of Interests in the Partnership approved by the General Partner that would not be subject to the options to purchase such Interests set forth in Article Eight of the Existing Partnership Agreement.
D.    The Kevin S. Sooch Trust of 1998 u/a/d May 12, 1998 (a/k/a the Kevin S Sooch Trust of 1998) (the “Kevin Sooch Trust”) (i) was a Class B Limited Partner in the Partnership; (ii) owned and held an Interest (as defined in the Existing Partnership Agreement) in the Partnership (the “Kevin Sooch Trust Interest”); and (iii) in connection with this Second Amendment, has assigned and transferred the Kevin Sooch Trust Interest to Kevin S. Sooch, individually (“Kevin”).
E.    The Partners desire to update and amend Exhibit A of the Existing Partnership Agreement to reflect that the Kevin Sooch Trust Interest is now owned by Kevin.
F.    In accordance with Section 15.13 and Section 7.6 of the Existing Partnership Agreement, the Existing Partnership Agreement may be amended by an instrument in writing signed by the General Partner and approved by Limited Partners owning seventy-five percent (75%) or more of the Voting Interests of the Limited Partners. This Second Amendment has been approved by Limited Partners owning seventy-five percent (75%) or more of the Voting Interests of the Limited Partners.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Partnership Agreement is hereby amended as follows:
1.Amendment to Section 8.2. Section 8.2 of the Existing Partnership Agreement is hereby deleted and replaced with the following:
“8.2    Permitted Assignments. Any Limited Partner that is a trust or family limited partnership may Transfer all or any portion of such Partner’s Interest in the Partnership to the primary individual beneficiary of such trust or the primary individual partner of such family limited partnership with the consent of the General Partner, which consent will not be unreasonably withheld, and the consent of any applicable Lender if required under any loan documents evidencing any material indebtedness of the Partnership. Any Limited Partner who is an individual may Transfer all or any portion of such Partner’s Interest in the Partnership to a trust or family limited partnership for the benefit of one or more members of the immediate family of such Limited Partner with the consent of the General Partner, which consent will not be unreasonably withheld, and the consent of any applicable Lender if required under any loan documents evidencing any material indebtedness of the Partnership. The phrase “immediate family” means the spouse (“Spouse”), parents, children, grandchildren, brothers, sisters, nieces, or nephews of the Limited Partner. Upon such Transfer by a trust or family limited partnership to an individual in accordance with the first sentence of this Section 8.2 or such Transfer by an individual to a trust or family limited partnership in accordance with the second sentence of this Section 8.2, the transferee (each, a “Permitted Assignee”) shall thereupon be entitled to the rights of a Partner as to the interest assigned, but, with regard to a Transfer to a trust or family limited partnership, only if and so long as the original assigning Limited Partner retains voting control of such trust or family limited partnership for purposes of the management of such Limited Partner’s Interest. Without such voting control, such trust or family limited partnership shall automatically and immediately become an “assignee” of the Interest in the Partnership and such loss of control shall be deemed to be an event subject to Section 8.12, and the Class A Limited Partner, the Partnership, and the other Partners shall have the option to purchase such Interest pursuant to Sections 8.3 through 8.8 and including Sections 8.16 and 8.17. A Transfer approved by the General Partner to a Permitted Assignee in accordance with this Section 8.2 will not be subject to the any of the options to purchase such Interest set forth in this Article Eight. Any subsequent Transfer by the Permitted Assignee shall be fully subject to the terms of this Agreement. Subject to the deemed offer and purchase rights set out in this Article Eight, upon the death of a Partner, such Partner’s estate and heirs may be an assignee under this Section 8.2. Upon such assignment, the estate shall be entitled to all the rights of an assignee and shall be bound by the terms and provisions of this Agreement, and subject to the option to purchase such Interest pursuant to Sections 8.3 through 8.8 and including Sections 8.16 and 8.17. Any such “assignee” to whom an interest in the Partnership has been validly transferred pursuant to this paragraph shall only: (i) be allocated income, gain, or loss and receive distributions as provided in this Agreement in the same manner as the Partner from whom such interest was transferred would have received such allocations and distributions; (ii) be credited with the Capital Account of the transferring Partner; and (iii) acquire all the rights, responsibilities and obligations of the Partner from whom such interest was transferred (including the obligations to contribute capital), but shall not have any right to participate in any management, operation, or administration of the Partnership.”
2.Transfer of Interest and Admission of Class B Limited Partner. Effective as of the Effective Date, (i) the Kevin Sooch Trust assigned and transferred all of its Interest in the Partnership to Kevin; (ii) Kevin succeeded to all of the Interest in the Partnership of the Kevin Sooch Trust; (iii) the General Partner consented to and approved the Transfer of the Interest in the Partnership from the Kevin Sooch Trust to Kevin; (iv) Kevin is hereby admitted as a Class B Limited Partner; and (v) the Kevin Sooch Trust is no longer a Partner in the Partnership.
3.Amendment to Exhibit A. Exhibit A of the Existing Partnership Agreement is hereby replaced with the Exhibit A attached hereto and incorporated herein.

4.Ratification of Existing Partnership Agreement, As Amended. Except as amended by this Second Amendment, the Existing Partnership Agreement is hereby ratified, confirmed, and approved. The term “Agreement” as used in the Existing Partnership Agreement will mean the Existing Partnership Agreement as amended by this Second Amendment.
Executed by the General Partner effective as of the Effective Date.
GENERAL PARTNER:
STRATUS BLOCK 150 GP, L.L.C., a Texas limited liability company

By:     /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

EXHIBIT A

TO THE SECOND AMENDMENT
TO THE AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT
OF STRATUS BLOCK 150, L.P.

Partners’ Capital Interests, Voting Interests,
and Capital Contributions through January 31, 2026

Partners	Capital Interest	Voting Interest	Capital Contributions

General Partner:

Stratus Block 150 GP, L.L.C.	0.123893805%	0.123893805%	$21,000

Class A Limited Partner:

Stratus Properties Operating Co., L.P.	30.849557522%	30.849557522%	$5,229,000

Class B Limited Partners:

[***]	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	11.799410029%	11.799410029%	$2,000,000
[***]	8.849557522%	8.849557522%	$1,500,000
[***]	5.899705015%	5.899705015%	$1,000,000
JBM Trust	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	5.899705015%	5.899705015%	$1,000,000
[***]	4.424778761%	4.424778761%	$750,000
[***]	2.949852507%	2.949852507%	$500,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.474926254%	1.474926254%	$250,000
[***]	1.179941003%	1.179941003%	$200,000

Class B Limited Partners Subtotal:	69.026548673%	69.026548673%	$11,700,000

Total:	100.00%	100.00%	$16,950,000

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